SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



 Date of report (Date of earliest event reported)            January 28, 1999
                                                  -----------------------------

                           MILESTONE PROPERTIES, INC.
               (Exact Name of Registrant as Specified in Charter)



       Delaware                    1-10641                     65-0158204
(State or Other Jurisdiction     (Commission                  (IRS Employer
       of Incorporation)          File Number)               Identification No.)



150 East Palmetto Park Road, 4th Floor, Boca Raton, FL                  33432
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                             (Zip Code)



        Registrant's telephone number, including area code   (561) 394-9533
                                                            ------------------




          (Former Name or Former Address, if Changed Since Last Report)

Item 5.    Other Events.

         On January 29, 1999, Milestone Properties, Inc. (the "Registrant") announced that the Court of Chancery of the State of Delaware (the "Court") had approved the settlement (the "Settlement") of a purported class action and derivative lawsuit (the "Actions") brought against the Registrant, certain past and present members of its Board of Directors and executive officers, and
Concord Assets Group, Inc., a New York corporation, by a holder of the Registrant's $.78 Convertible Series A preferred stock, par value $.01 per share (the "Preferred Stock"), on his own behalf, purportedly on behalf of all holders of the Registrant's Preferred Stock and derivatively on behalf of the Registrant. On February 10, 1999, the Registrant announced that the Court's order (the "Order") approving the Settlement had been entered upon the docket of the Court on February 3, 1999. The Order will become final effective upon the expiration of a 30 day appeal period which ends at the close of business on March 5, 1999, unless an appeal is taken before such time. In the case of an appeal, the Order would become final if it is affirmed on appeal. Reference is made to (i) "Item 3. Legal Proceedings" of (a) the Registrant's Annual Report on Form 10-K for the Year Ended December 31, 1997 and (b) Amendment No. 1 to the Registrant's Annual Report on Form 10-K/A for the Year Ended December 31, 1997,
(ii) "Item 1. - Legal Proceedings" of the Registrant's (a) Quarterly Report on Form 10-Q for the Quarterly Period Ended March 31, 1998, (b) Quarterly Report on Form 10-Q for the Quarterly Period Ended June 30, 1998, and (c) Quarterly Report on Form 10-Q for the Quarterly Period Ended September 30, 1998, and (iii) the Rule 13e-3 Transaction Statement on Schedule 13E-3 initially filed with the
Commission on September 3, 1998, as amended, for a description of the Actions and the rights of the Registrant's stockholders with respect thereto. A copy of the press release announcing the Court's approval of the Settlement, dated January 29, 1999, is filed as Exhibit 99.1 hereto and a copy of the press release announcing the entry of the Order upon the Court's docket, dated February 10, 1999, is filed as Exhibit 99.2 hereto.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

 (c) Exhibits.

 Exhibit Number      Description

 99.1 Milestone Properties, Inc. Press Release, dated January 29, 1999.

 99.2 Milestone Properties, Inc. Press Release, dated February 10, 1999.

                                                    SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                      MILESTONE PROPERTIES, INC.
                                                     (Registrant)



Date: February 10, 1999             By  /s/ Patrick S. Kirse
                                    ---------------------------------------
                                        Patrick S. Kirse
                                         Vice President of Accounting
                                        (Principal Accounting Officer)

                                                   EXHIBIT INDEX



Exhibit No.                        Description
99.1                               Milestone Properties, Inc. Press Release,
                                   dated January 29, 1999.

99.2 Milestone Properties, Inc. Press Release, dated February 10, 1999.